Securities And Exchange Commission

Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of earliest event reported: February 2, 2004

Hartman Commercial Properties REIT

(Exact Name of Registrant as Specified in Charter)

Texas (State or Other Jurisdiction of Incorporation)	000-50256 (Commission File Number)	76-0594970 (I.R.S. Employer Identification No.)

1450 West Sam Houston Parkway North, Suite 100
Houston, Texas 77043
(Address of Principal Executive Offices, Including Zip Code)

(713) 467-2222
(Registrant’s telephone number, including area code)

SIGNATURES
EX-99.1 PRESS RELEASE DATED 2/2/04

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

The following exhibit is furnished in accordance with Item 601 of Regulation S-K:

99.1 Press Release, dated February 2, 2004.

Item 12. Results of Operations and Financial Condition.

      On February 2, 2004, the Company issued a press release providing the final results for its financial performance for the quarter ended December 31, 2003. A copy of this press release is attached as Exhibit 99.1. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Hartman Commercial Properties REIT

	By:	/s/ Robert W. Engel

	Name: Title:	Robert W. Engel Chief Financial Officer

Dated: February 2, 2004